UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

BNY Mellon Large Cap Securities Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Large Cap Securities Fund, Inc.

SEMIANNUAL REPORT June 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Large Cap Securities Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Large Cap Securities Fund, Inc. (formerly, The Dreyfus Fund Incorporated), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by Elizabeth Slover, David Sealy, Leigh Todd, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Large Cap Securities Fund, Inc. (formerly, The Dreyfus Fund Incorporated) produced a total return of 17.47%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 18.53% for the same period.2

A shift in Federal Reserve (“Fed”) policy and the possibility of a resolution to the U.S.-China trade conflict boosted stocks during the reporting period, despite ongoing concerns about global economic growth. The fund underperformed the Index largely due to unfavorable security selections in the communication services, health care, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We attempt to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on value, growth, and financial profile.

Stocks Surge Amid a Shift in Federal Reserve Policy

The reporting period began with markets rebounding from a weak fourth quarter of 2018, when investor sentiment shifted to risk off, amid concerns about the global economy and the possibility of monetary tightening by the Fed. Sentiment changed late in the quarter, however, when the Fed moved to a more accommodative stance, indicating that interest-rate hikes in 2019 would be “data-dependent.”

With this shift, stocks rallied late in 2018 and continued to rise in 2019. Markets in January posted their strongest gains in more than 30 years, but soon investors began to question whether corporate earnings growth would match the robust figures hit in 2018, as a result of the U.S. corporate tax cut. Nevertheless, markets hit new highs during the period, even as ongoing concerns about trade tensions between the U.S. and China held back performance at times.

The Fed’s stance on interest rates remained unchanged through the end of the reporting period, as inflation stayed below its target rate of 2.0%. But markets began to anticipate that the Fed could cut interest rates later in 2019, as concerns remained about whether a U.S.-China trade agreement could be reached, and whether the U.S. economy would continue to grow at an above-trend pace. In this environment, value-oriented stocks generally underperformed growth-oriented stocks, and large-cap stocks beat small-cap stocks.

Stock Selection Hindered Fund Performance

The fund’s performance was hindered by stock selection, particularly in the communication services, health care, and energy sectors. In communication services, the fund’s results were hurt

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

by its lack of exposure to Facebook, which posted strong gains on healthy growth in advertising revenues. In addition, a position in Alphabet, parent company of Google, lagged the Index, as the company missed expectations on operating income. Also, Verizon Communications detracted from the fund’s performance; the company has been investing heavily in 5G technology and reported a mixed quarter with a small subscriber miss, but financial momentum through service revenue growth acceleration remains intact. CVS Health, for example, declined sharply because investors became concerned about the company’s acquisition of Aetna, a health insurance company. UnitedHealth Group also detracted from performance; it lagged the benchmark in part because investors have become concerned about competitive pressures facing the company. In the energy sector, the fund’s holding of Occidental Petroleum underperformed, as concerns arose about the company’s acquisition of Anadarko Petroleum.

On a more positive note, stock selections in the financials, information technology, and industrials sectors contributed positively to fund performance. In financials, a lack of exposure to diversified financials was beneficial, as were holdings in insurance and capital markets. Progressive surged approximately 37% on strong revenues and better-than-expected earnings, and Ameriprise Financial climbed almost 41% on healthy earnings and strong revenue growth. In the information technology sector, the overweight to this sector contributed positively to performance, as did a position in Visa, a leader in mobile transactions, which rose 32% on a robust economy and a continued trend toward mobile payments. PayPal Holdings, an online payments company, also boosted fund results. The company gained on strength in its Venmo unit, a leader in microtransactions. Also in information technology, Microsoft rose 33% on strong execution across the board and particular strength in cloud computing. Honeywell International, an industrial conglomerate, outperformed the Index, gaining more than 33% on investor relief about a possible trade deal with China.

Positioned for Further Gains

As of the end of the reporting period, we have positioned the fund to benefit from constructive market conditions. Though purchasing managers’ indices and leading economic indicators have declined, possibly in response to trade-war concerns, we believe there is little chance of recession in the near term. A positive outcome for trade talks between the U.S. and China is likely to support stocks, and additional support may come from an interest-rate reduction by the Fed, which is not likely to act until later in 2019, when greater clarity is available on trade negotiations.

July 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Securities Fund, Inc. from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019

Expenses paid per $1,000†	$3.88
Ending value (after expenses)	$1,174.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019

Expenses paid per $1,000†	$3.61
Ending value (after expenses)	$1,021.22

† Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.2%
Banks - 6.2%
JPMorgan Chase & Co.	314,970		35,213,646
The PNC Financial Services Group	166,850		22,905,168
U.S. Bancorp	401,436		21,035,246
			79,154,060
Capital Goods - 7.1%
Fortive	335,238		27,328,602
Honeywell International	215,316		37,592,021
Raytheon	148,107		25,752,845
			90,673,468
Consumer Services - 2.6%
McDonald's	161,500		33,537,090
Diversified Financials - 3.0%
Ameriprise Financial	128,309		18,625,335
CBOE Global Markets	193,876		20,091,370
			38,716,705
Energy - 4.3%
EOG Resources	234,956		21,888,501
Occidental Petroleum	192,017		9,654,615
Valero Energy	269,947		23,110,163
			54,653,279
Food & Staples Retailing - 3.3%
Costco Wholesale	75,127		19,853,061
Walmart	201,622		22,277,215
			42,130,276
Food, Beverage & Tobacco - 2.7%
PepsiCo	265,400		34,801,902
Health Care Equipment & Services - 8.9%
Abbott Laboratories	250,132		21,036,101
Anthem	87,454		24,680,393
Baxter International	284,379		23,290,640
Boston Scientific	685,892	[a]	29,479,638
Danaher	108,333		15,482,952
			113,969,724
Insurance - 3.0%
The Progressive	472,240		37,746,143
Materials - 1.8%
FMC	268,232		22,249,844
Media & Entertainment - 3.4%
Alphabet, Cl. C	40,644	[a]	43,932,506
Pharmaceuticals Biotechnology & Life Sciences - 10.0%
Illumina	59,700	[a]	21,978,555

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.0% (continued)
Merck & Co.	405,711		34,018,867
Pfizer	730,935		31,664,104
Vertex Pharmaceuticals	100,549	[a]	18,438,676
Zoetis	184,521		20,941,288
			127,041,490
Retailing - 7.0%
Amazon.com	34,520	[a]	65,368,108
O'Reilly Automotive	65,780	[a]	24,293,870
			89,661,978
Semiconductors & Semiconductor Equipment - 3.5%
Broadcom	81,779		23,540,903
Xilinx	178,732		21,076,078
			44,616,981
Software & Services - 16.3%
Adobe	54,000	[a]	15,911,100
International Business Machines	161,262		22,238,030
Microsoft	542,447		72,666,200
PayPal Holdings	211,079	[a]	24,160,102
salesforce.com	186,329	[a]	28,271,699
Visa, Cl. A	260,788	[b]	45,259,757
			208,506,888
Technology Hardware & Equipment - 5.7%
Apple	175,198		34,675,188
Cisco Systems	697,551		38,176,966
			72,852,154
Telecommunication Services - 3.2%
Verizon Communications	710,443		40,587,609
Transportation - 2.7%
Union Pacific	204,521		34,586,546
Utilities - 3.5%
NextEra Energy	134,125		27,476,848
PPL	532,158		16,502,220
			43,979,068
Total Common Stocks (cost $863,796,195)			1,253,397,711

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $23,007,531)	2.29	23,007,531	[c]	23,007,531
Total Investments (cost $886,803,726)		100.0%		1,276,405,242
Liabilities, Less Cash and Receivables		.0%		(604,905)
Net Assets		100.0%		1,275,800,337

a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2019, the value of the fund’s securities on loan was $43,781,632 and the value of the collateral held by the fund was $44,062,324, consisting of U.S. Government & Agency securities.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.6
Health Care	18.9
Financials	12.2
Industrials	9.8
Consumer Discretionary	9.7
Communication Services	6.6
Consumer Staples	6.0
Energy	4.3
Utilities	3.4
Investment Companies	1.8
Materials	1.7
100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 6/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,671,509	71,838,222	56,502,200	23,007,531	1.8	161,286
Total	7,671,509	71,838,222	56,502,200	23,007,531	1.8	161,286

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $43,781,632)—Note 1(c):
Unaffiliated issuers	863,796,195	1,253,397,711
Affiliated issuers	23,007,531	23,007,531
Dividends, interest and securities lending income receivable		1,243,568
Receivable for shares of Common Stock subscribed		43,859
Unrealized appreciation on foreign currency transactions		579
Prepaid expenses		32,665
		1,277,725,913
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		776,363
Cash overdraft due to Custodian		328,499
Payable for shares of Common Stock redeemed		758,902
Directors fees and expenses payable		5,605
Accrued expenses		56,207
		1,925,576
Net Assets ($)		1,275,800,337
Composition of Net Assets ($):
Paid-in capital		859,989,980
Total distributable earnings (loss)		415,810,357
Net Assets ($)		1,275,800,337

Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)	105,763,754
Net Asset Value Per Share ($)	12.06

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	12,233,385
Affiliated issuers	161,286
Income from securities lending—Note 1(c)	20,724
Total Income	12,415,395
Expenses:
Management fee—Note 3(a)	4,016,456
Shareholder servicing costs—Note 3(b)	249,610
Professional fees	47,740
Directors’ fees and expenses—Note 3(c)	43,054
Registration fees	19,609
Prospectus and shareholders’ reports	14,262
Loan commitment fees—Note 2	12,783
Custodian fees—Note 3(b)	9,828
Miscellaneous	11,116
Total Expenses	4,424,458
Investment Income—Net	7,990,937
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,274,322
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	161,578,918
Net Realized and Unrealized Gain (Loss) on Investments	187,853,240
Net Increase in Net Assets Resulting from Operations	195,844,177

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	7,990,937	12,252,643
Net realized gain (loss) on investments	26,274,322	91,098,346
Net unrealized appreciation (depreciation) on investments	161,578,918	(114,232,314)
Net Increase (Decrease) in Net Assets Resulting from Operations	195,844,177	(10,881,325)
Distributions ($):
Distributions to shareholders	(24,453,970)	(96,647,738)
Capital Stock Transactions ($):
Net proceeds from shares sold	1,708,463	16,352,496
Distributions reinvested	22,233,639	87,924,981
Cost of shares redeemed	(51,622,786)	(96,691,524)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,680,684)	7,585,953
Total Increase (Decrease) in Net Assets	143,709,523	(99,943,110)
Net Assets ($):
Beginning of Period	1,132,090,814	1,232,033,924
End of Period	1,275,800,337	1,132,090,814
Capital Share Transactions (Shares):
Shares sold	149,474	1,355,634
Shares issued for distributions reinvested	1,905,812	8,273,669
Shares redeemed	(4,458,887)	(8,176,929)
Net Increase (Decrease) in Shares Outstanding	(2,403,601)	1,452,374

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2019		Year Ended December 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.47	11.55	10.54	10.68	11.63	11.89
Investment Operations:
Investment income—net[a]	.07	.11	.09	.11	.09	.07
Net realized and unrealized gain (loss) on investments	1.75	(.24)	1.97	.67	.16	1.05
Total from Investment Operations	1.82	(.13)	2.06	.78	.25	1.12
Distributions:
Dividends from investment income—net	(.08)	(.12)	(.10)	(.11)	(.09)	(.07)
Dividends from net realized gain on investments	(.15)	(.83)	(.95)	(.81)	(1.11)	(1.31)
Total Distributions	(.23)	(.95)	(1.05)	(.92)	(1.20)	(1.38)
Net asset value, end of period	12.06	10.47	11.55	10.54	10.68	11.63
Total Return (%)	17.47[b]	(1.20)	20.12	7.23	2.08	9.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.71	.75	.76	.75	.75
Ratio of net expenses to average net assets	.72[c]	.71	.75	.76	.75	.75
Ratio of net investment income to average net assets	1.30[c]	.98	.82	1.01	.76	.61
Portfolio Turnover Rate	13.69[b]	32.16	40.41	68.83	55.82	44.19
Net Assets, end of period ($ x 1,000)	1,275,800	1,132,091	1,232,034	1,118,858	1,454,226	1,519,508

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Securities Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the fund changed its name from The Dreyfus Fund Incorporated to BNY Mellon Large Cap Securities Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	1,253,397,711	-	-	1,253,397,711
Investment Companies	23,007,531	-	-	23,007,531

† See Statement of Investments for additional detailed categorizations.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2019, The Bank of New York Mellon earned $4,707 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $13,435,663 and long-term capital gains $83,212,075. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility.

Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2019 was .65%.

The Agreement also provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended June 30, 2019, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $158,761 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $9,828 pursuant to the custody agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $684,244, custodian fees $6,772, Chief Compliance Officer fees $2,347 and transfer agency fees $83,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2019, amounted to $166,106,952 and $226,255,472, respectively.

At June 30, 2019, accumulated net unrealized appreciation on investments was $389,601,516, consisting of $398,847,707 gross unrealized appreciation and $9,246,191 gross unrealized depreciation.

At June 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

BNY Mellon Large Cap Securities Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol: DREVX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0026SA0619

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Large Cap Securities Fund, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 23, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      August 22, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)